Summary Prospectus September 28, 2018 PNC Ultra Short Bond Fund Class A – PSBAX Class I – PNCIX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 28, 2018, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pncfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-622-FUND (3863) or send an email request to pncfundfulfillment@pnc.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The Fund seeks to provide current income while preserving capital.
FUND FEES AND EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. Purchases of Class A Shares may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of PNC Funds. More information about these and other discounts is available from your financial intermediary and in the “Sales Charges” section of the Fund’s prospectus on page 147 and in the “Additional Purchase and Redemption Information” section of the Fund’s Statement of Additional Information on page 64.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
		Class A		Class I
Management Fees		0.20%		0.20%
Distribution (12b-1) Fees		0.01%[2,3]		None
Other Expenses		0.37%		0.12%
Shareholder Servicing Fees	0.25%		None
Other	0.12%		0.12%
Total Annual Fund Operating Expenses		0.58%		0.32%
Fee Waiver and Expense Reimbursement[4]		0.09%		0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[4]		0.49%		0.23%
[1]	A sales charge is not charged on purchases of Class A Shares in the amount of $250,000 or more.
[2]	Expense information has been restated to reflect current fees.
[3]	The Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The Board of Trustees (the “Board”) has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time.
[4]	PNC Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.49% and 0.23% for Class A and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years

Summary Prospectus	PNC Ultra Short Bond Fund
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following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$249	$392	$548	$1,001
Class I Shares	$24	$94	$171	$397
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in a diversified portfolio of fixed income securities of all types, including investment-grade securities such as U.S. government securities, corporate bonds, asset-backed securities, and mortgage-backed securities. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by PNC Capital Advisors, LLC (the “Adviser”) to be of comparable quality. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or if unrated determined by the Adviser to be of comparable quality. The dollar-weighted average duration of the Fund’s portfolio is normally expected to be less than 18 months, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes will be invested in debt securities (bonds). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.
In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser’s view, it no longer offers attractive growth prospects or to take advantage of what the Adviser considers to be a better investment opportunity.
The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.
PRINCIPAL RISKS
Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.
Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.
Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes, or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from those associated with investing directly in the reference asset. Derivatives can be volatile, illiquid, and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. A small investment in derivatives can have a significant impact on the Fund’s exposure to, among other things, securities' market values, interest rates, or currency exchange rates. The Fund’s use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund.
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Derivatives are also subject to operations risk, the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.
Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.
Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality, or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality, or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.
Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Duration is a common metric used to measure the sensitivity of a fixed-income investment to a change in interest rates. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.
Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s net asset value (“NAV”) or processing redemptions.
Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.
Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage- or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of
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such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that the Fund may lose any potential price appreciation above the bond’s call price and have to reinvest the proceeds from prepayments at lower interest rates.
All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.
PERFORMANCE INFORMATION
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class A and Class I Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund’s Class I Shares and does not reflect the deduction of any sales charges applicable to Class A Shares. If sales charges applicable to Class A Shares had been reflected, the returns would be less than those shown below. The performance of Class A Shares will also differ from that of Class I Shares due to differences in expenses. The returns in the “Average Annual Total Returns” table reflect the deduction of any applicable sales charges. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).
Calendar Year Total Returns
Best Quarter	1.93%	(3/31/08)
Worst Quarter	-0.10%	(6/30/13)
The Fund’s year-to-date total return for Class I Shares through June 30, 2018 was 0.47%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	0.79%	0.42%	1.09%
Returns After Taxes on Distributions[1]	0.31%	0.17%	0.65%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.45%	0.20%	0.67%
Class A Shares
Returns Before Taxes	(0.50)%	(0.06)%	0.74%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	0.56%	0.38%	0.90%
[1]	After-tax returns are shown for Class I Shares only. After-tax returns for Class A Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distribution and sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.
MANAGEMENT OF THE FUND
Investment Adviser
PNC Capital Advisors, LLC is the investment adviser to the Fund.
Portfolio Managers
Name	Years as Member of Fund’s Portfolio Management Team	Title
Sean T. Rhoderick, CFA	9	Managing Director and Chief Investment Officer of Taxable Fixed Income
Mark A. Lozina, CFA	16	Senior Portfolio Manager
Richard Mears, CFA	1	Portfolio Manager
IMPORTANT ADDITIONAL INFORMATION
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange (“NYSE”) is open. Shares cannot be purchased by wire transactions on days when banks are closed. Please refer to the share classes shown in the section entitled “Fund Fees and Expenses” for a list of the share classes available for purchase from a Fund.
By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).
By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.
By Internet: www.pncfunds.com.
Minimum Initial Investments:
•	In general, the Fund’s minimum initial investment is $1,000 for Class A.
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•	If purchasing Class A through a Planned Investment Program (“PIP”), the minimum initial investment of $1,000 is waived as long as the minimum systematic purchase is $100[1].
•	There is no minimum investment amount for Class I Shares, except as described in the section of the statutory prospectus entitled “Purchasing, Exchanging, and Redeeming Fund Shares.”
Minimum Subsequent Investments:
•	The minimum subsequent investment amount for Class A Shares, including when shares are purchased through PIP, is $100[1].
•	For Class I Shares, there is no minimum subsequent investment amount.
The initial and subsequent investment minimums may be reduced or waived in some cases.

[1]	Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.
Tax Information
A Fund’s distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
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PNC Funds
P.O. Box 9795
Providence, RI 02940-9795
SUM-FIUS-0918